UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2003

MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

1500 Corporate Drive
Suite 400
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant's telephone number, including area code)

130 Seventh Street
1030 Century Building
Pittsburgh, Pennsylvania 15222
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the SEC's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

On May 8, 2003, Mylan Laboratories Inc. issued a press release announcing its earnings for the fiscal year ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibits:

99.1 (furnished but not filed) Press release dated May 8, 2003, issued by Mylan Laboratories Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.

By: /s/ Edward J. Borkowski
Edward J. Borkowski
Chief Financial Officer

Date:	May 8, 2003

EXHIBIT INDEX

Exhibit No.	Description
-------------	--------------
99.1 (furnished but not filed)	Press release dated May 8, 2003, issued by Mylan Laboratories Inc.